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                        SCHEDULE 14A
             Information Required in Proxy Statement


                     SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934
                         (Amendment No. )


[X ] Filed by the Registrant
[  ] Filed by a Party other than the Registrant

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[X ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to SS240.14a-11(c) or
     SS240.14a-12


                   BRAUVIN INCOME PLUS L.P. III
         (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) of Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the controversy pursuant to
     Exchange Act Rule 14a-6(i)(3).
[X ] Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

          Units of Limited Partnership Interests


     2) Aggregate number of securities to which transactions applies:

          2,230,375 Units of Limited Partnership Interests


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          Based upon the aggregate cash to be paid for the Registrant's assets ($19,129,150) which are the subject of this Schedule 14A, the Registrant is paying a filing fee of $3,825.83 (one-fiftieth of one percent of this aggregate of the cash and the value of securities (other than its own) and other property to be received by the Registrant in the subject transaction.)


     4)   Proposed maximum aggregate value of transaction:

          $19,129,150


     5)   Total fee paid:

          $3,825.83


[X ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          $3,825.83


     2)   Form Schedule or Registration Statement No.:
          Schedule 14A


     3)   Filing Party:
          Brauvin Income Plus L.P. III


     4)   Date Filed:
          July 19, 1996

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                                   October 21, 1996

RE:  Brauvin High Yield Fund L.P. ("Fund I")
     Brauvin High Yield Fund L.P. II ("Fund II")
     Brauvin Income Plus L.P. III ("Fund III")
     Brauvin Corporate Lease Program IV L.P. ("Fund IV")

Dear Brauvin Investor:

We are writing to update you as to several important developments regarding the pending transaction involving your Partnership and Brauvin Real Estate Funds L.L.C. (the "Purchaser") and to provide you with additional information regarding the recent actions of The Mills Firm and other class action lawyers.

Despite the attempts of The Mills Firm and other class action lawyers, all pending legal actions to stop the Special Meetings originally scheduled for September 24, 1996 have been denied. However, as a result of the confusion created by the situation, the Special Meetings have been adjourned to November 8, 1996 at 9:00 a.m., 9:30 a.m., 10:00 a.m., and 10:30 a.m. for Fund I, Fund
II, Fund III and Fund IV, respectively.

In addition, during a two day hearing held on October 10th and 11th, before Judge Joan B. Gottschall of the United States District Court, for the Northern District of Illinois, The Mills Firm admitted that it violated the Rules of the Securities and Exchange Commission ("SEC") by soliciting your vote without
satisfying SEC requirements.   Furthermore, Judge Gottschall
expressly found that the Operating General Partners have a likelihood of succeeding on the merits with respect to their claim that the September 27, 1996 correspondence sent to you by The Mills Firm is false or misleading in the following significant respects:

     * The Mills Firm did not fulfill its legal obligation to disclose that it has a financial interest in the pending litigation.

     * The Cushman & Wakefield appraisal is misrepresented in the context of The Mills Firm's correspondence.
          (Cushman & Wakefield reaffirmed in court that its appraisals represent the fair market value of the properties.)

     * The Mills Firm's correspondence is misleading in that it alleges the Proxy Statements misrepresented the Managing General Partner's ownership position in the Purchaser.

     * The Operating General Partners are likely to show that there was no basis for the statement in The Mills
          Firm's correspondence that the assets of the Partnerships may be worth more than the pending offer by the Purchaser.

The Court observed that the only evidence shown at this point in the pending lawsuit is that the transactions are probably fair. The Court did not rule, however, to invalidate the revocations because it did not believe it could do so under present law. This decision is currently being appealed.

The Court also concluded that there be no further solicitations of investors without complying with the Federal securities laws. The Partnerships believe they have complied with the Federal securities laws and will therefore will continue to do so in connection with all solicitations. The Mills Firm has admitted that is was not in compliance with the Federal Securities laws. Therefore we expect that you will not hear from them unless they comply with the law.

Unfortunately, the false and misleading statements contained in the correspondence of The Mills Firm have created confusion among many investors and a number of investors have executed the revocation card forwarded by The Mills Firm as part of its admittedly illegal solicitation. Due to the revocations received on account of this illegal solicitation, the Partnerships no longer have the necessary votes to consummate the transactions. Now the entire transaction with the Purchaser is in jeopardy. As a result, the Operating General Partners have countersued Mr. Mills and The Mills Firm for violations of the Federal Securities laws in an attempt to recover some of the costs incurred due to this illegal solicitation and the delays resulting therefrom.

       IT IS IMPORTANT FOR ALL INVESTORS TO REMEMBER THAT
NOTWITHSTANDING THE ACCUSATIONS MADE BY THE MILLS FIRM, THE MILLS
         FIRM IS NOT PROVIDING YOU WITH A BETTER OFFER.

The current transactions will allow you to receive in cash the fair market value of your Partnership's properties. Further, Cushman & Wakefield has independently determined that the transactions are fair to you from a financial point of view.

                      WHAT CAN YOU DO NOW?

We have enclosed an additional proxy card and prepaid return envelope. If you were misled by The Mills Firm's illegal letter, we urge you to review the information contained in the original Proxy Statement dated August 23, 1996 and to vote "FOR" the transaction and the other proposals for the reasons described therein. If you are satisfied with your vote, you need do nothing further. If investors owning a majority of the interest in each of the Partnerships approve the transactions, the Partnerships will proceed toward the liquidation of your interest for the cash consideration outlined in the Proxy Statement. In that the Special Meetings will reconvene on November 8, 1996, we urge you to sign and date the enclosed proxy card and return it today! To expedite your response, please fax a copy of your signed and dated proxy card to The Herman Group at 1-800-410-7504.

Thank you for your continued patience. We sincerely hope to have this matter resolved shortly. As always, questions and requests for assistance should be directed to either the Partnership at
(800) 272-8846 or the Partnership's Information Agent, The Herman Group, Inc. at (800) 992-6145.

                                   Sincerely,


                                   /s/ Jerome J. Brault
                                   Jerome J. Brault
                                   Managing General Partner

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PROXY                                                       PROXY

                   BRAUVIN INCOME PLUS L.P. III
               SPECIAL MEETING OF LIMITED PARTNERS

               THIS PROXY IS SOLICITED ON BEHALF OF
                   BRAUVIN INCOME PLUS L.P. III


     The undersigned hereby appoints Jerome J. Brault or his designee with full power of substitution, the attorney and the proxy of the undersigned, to represent and to vote, as designated below, all units of limited partnership interest ("Units") of Brauvin Income Plus L.P. III, a Delaware limited partnership (the "Partnership") that the undersigned is entitled to vote if personally present at the Special Meeting of Limited Partners of the Partnership to be held on September 24, 1996, at 3:00 p.m. (Chicago time), at the offices of the Partnership, 150 South Wacker Drive, Suite 3200, Chicago, Illinois 60606 and at any adjournment(s) or postponement(s) thereof. This proxy revokes all prior proxies given by the undersigned.

The Proposals to authorize are:

     1. Approval of the merger of the Partnership with and into Brauvin Real Estate Funds, L.L.C., a Delaware limited liability company, which approval will automatically result in the adoption of an amendment to the Partnership's Restated Limited Partnership Agreement, as amended, to allow the Partnership to sell or lease property to affiliates.

           For           Against         Abstain

     2. Adoption of the amendment to the Partnership's Restated Limited Partnership Agreement, as amended, to allow the majority vote of the interest holders to determine the outcome of the transaction without the vote of the general partners of the Partnership.

           For           Against         Abstain

     3. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Special
Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED LIMITED PARTNER.  IF NO
DIRECTION IS MADE ON THIS CARD, THE PROXY WILL BE VOTED "FOR"
PROPOSALS 1 & 2.

                    (Please See Reverse Side)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: The Herman Group, Inc., 2121 San Jacinto St., 26th Floor, Dallas, Texas 75201. If you have any questions, please call (800) 992-6145. Facsimile copies of the front and reverse sides of this Proxy, properly completed and duly executed, will be accepted at (214) 999-9348 or (214) 999-9323.


                              Dated:________________________,1996

                              ___________________________________
                              Signature

                              ___________________________________
                              Signature (if held jointly)

                              ___________________________________
                              Title

   Please sign exactly as name appears hereon. When interests are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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